UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2023
CNX Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center
1000 Horizon Vue Drive
Canonsburg, Pennsylvania 15317

(Address of principal executive offices)
(Zip code)

Registrant's telephone number, including area code:
(724) 485-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock ($.01 par value)	CNX	New York Stock Exchange
Preferred Share Purchase Rights	--	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareholders of CNX Resources Corporation (the “Company”) held on May 4, 2023 (the “Annual Meeting”), the Company’s shareholders considered five proposals, each of which is described in more detail in the 2023 proxy statement. Below are the final results of the matters voted on at the Annual Meeting.

Proposal 1: Each of the seven director nominees was elected to hold office for a one-year term expiring at the annual meeting in 2024 or until their respective successors are elected and qualified:

Director Name	For	Against	Abstain	Broker Non-Votes
Robert O. Agbede	138,272,988	3,646,841	83,041	12,105,991
J. Palmer Clarkson	137,884,057	4,025,316	93,497	12,105,991
Nicholas J. DeIuliis	141,615,515	314,702	72,653	12,105,991
Maureen E. Lally-Green	117,597,783	24,036,339	368,748	12,105,991
Bernard Lanigan, Jr.	132,228,847	9,679,157	94,866	12,105,991
Ian McGuire	140,297,045	1,613,711	92,114	12,105,991
William N. Thorndike, Jr.	139,392,257	2,534,613	76,000	12,105,991

Proposal 2: The anticipated appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023 was ratified.

For	Against	Abstain	Broker Non-Votes
152,287,500	1,734,783	86,578	0

Proposal 3: The Company’s 2022 named executed officer compensation was approved on an advisory basis.

For	Against	Abstain	Broker Non-Votes
136,421,978	5,396,014	184,878	12,105,991

Proposal 4: A frequency of “1 Year” for future advisory votes on the Company’s executive officer compensation was approved on an advisory basis.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
133,777,345	237,194	7,812,762	175,569	12,105,991

Based on the Company’s Board of Directors’ recommendation in the proxy statement and the voting results, the Company has determined that future advisory votes to approve the Company’s executive officer compensation will be held every year until the next advisory vote on the frequency of such advisory votes.

Proposal 5: The non-binding shareholder proposal requesting that the Company’s Board of Directors annually conduct an evaluation and issue a report on the Company’s lobbying and policy influence activities was not approved.

For	Against	Abstain	Broker Non-Votes
33,507,738	107,517,638	977,494	12,105,991

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX RESOURCES CORPORATION

By: /s/ Alexander J. Reyes
Name: Alexander J. Reyes
Title: Executive Vice President, General Counsel and
Corporate Secretary

Date: May 4, 2023